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                           The Target Portfolio Trust
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                      Mortgage Backed Securities Portfolio

                       Supplement dated December 7, 2000
                      to the Prospectus dated May 1, 2000

How the Trust Is Managed

   On page 49 of the Prospectus, under the heading 'How the Trust Is Managed--Advisers and Portfolio Managers--Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio,' the third paragraph is amended in its entirety to read as follows:

   Michael F. Garrett, an Assistant Vice President of WMC, has been primarily responsible for the day-to-day management of the Mortgage Backed Securities Portfolio since December 2000. Prior to joining WMC as a portfolio manager in 1999, Mr. Garrett served as a mortgage securities trader with Credit Suisse First Boston from 1996 to 1999 and managed mortgage portfolios for MetLife Investment Management Co. from 1995 to 1996. Thomas L. Pappas, a Senior Vice President and Partner of WMC, is the leader of WMC's mortgage-backed management team and supports Mr. Garrett in the management of the Mortgage Backed Securities Portfolio. Mr. Pappas was primarily responsible for the management of the Portfolio from its inception until December 2000. Mr. Pappas has been a portfolio manager with WMC since 1987. Timothy E. Smith, a Vice President of WMC, has managed the U.S. Government Money Market Portfolio since 1997. Mr. Smith has been a portfolio manager with WMC since 1992.
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